    Exhibit 10.58
THIRD AMENDMENT TO 2022 REVOLVING CREDIT AGREEMENT

    This THIRD AMENDMENT TO 2022 REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of November 24, 2020, is entered into by and among (a) THE TJX COMPANIES, INC., a Delaware corporation (the “Borrower”), (b) U.S. BANK NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”), and (c) each of the Lenders party hereto.

    WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain 2022 Revolving Credit Agreement, dated as of March 11, 2016 (as amended by the First Amendment to 2022 Revolving Credit Agreement dated as of May 10, 2019, the Second Amendment to the 2022 Revolving Credit Agreement dated as of May 15, 2020 and as otherwise modified from time to time (the “Credit Agreement”)), pursuant to which the Lenders, upon the terms and conditions set forth therein, have agreed to make Revolving Loans (as defined therein) to the Borrower;

    WHEREAS, the Borrower has requested and the Required Lenders and the Administrative Agent are willing to amend the Credit Agreement as more fully provided herein; and

    NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    Section 1.    Defined Terms.  Capitalized terms used but not defined herein shall have the same meanings herein as in the Credit Agreement, as amended hereby.

    Section 2.    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 of this Amendment, Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “EBITDAR” therein as follows:

“EBITDAR” means, for any period, the sum, without duplication, of: (a) Consolidated Net Income during such period, plus (to the extent deducted in determining Consolidated Net Income) (b) all provisions for any foreign, federal, state and local taxes paid or accrued by the Borrower or any of its Subsidiaries during such period, plus (to the extent deducted in determining Consolidated Net Income) (c) Consolidated Interest Expense of the Borrower or any of its Subsidiaries during such period, minus (to the extent included in determining Consolidated Net Income) (d) extraordinary gains and any unusual gains whether or not arising in the ordinary course of business, plus (to the extent deducted in determining Consolidated Net Income) (e) consolidated depreciation, plus (to the extent deducted in determining Consolidated Net Income) (f) consolidated amortization expense, including without limitation, amortization of goodwill and other intangible assets and other non-cash charges but excluding reserves for future cash charges, plus (to the extent deducted in determining Consolidated Net Income) (g) Consolidated Lease Expense, plus (to the extent deducted in determining Consolidated Net Income) (h) extraordinary losses and any unusual losses whether or not arising in the ordinary course of business, plus (to the extent deducted in determining Consolidated Net

Income) (i) noncash nonrecurring charges, plus (to the extent deducted in determining Consolidated Net Income) (j) restructuring charges (for the avoidance of doubt, including reserves for restructuring charges) not to exceed the greater of (x) $300,000,000 and (y) 5% of EBITDAR with respect to any Test Period (prior to giving effect to such addback), plus (to the extent deducted in determining Consolidated Net Income) (k) expenses associated with the Borrower’s stock option plans and plus (to the extent deducted in determining Consolidated Net Income) (l) any losses from the extinguishment or conversion of Indebtedness or obligations in respect of related Hedging Agreements; all of such items as determined in accordance with GAAP.
    Section 3.    Affirmation and Ratification by the Borrower.  The Borrower hereby ratifies and confirms all of its Obligations to the Lenders and the Administrative Agent, including, without limitation, the Revolving Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders and the Administrative Agent the Revolving Loans and all other amounts due under the Credit Agreement as amended hereby. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

    Section 4.    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and Administrative Agent as follows:

(a)the representations and warranties of the Borrower contained in Article V of the Credit Agreement are (i) with respect to representations and warranties that contain a qualification as to materiality, true and correct in all respects (after giving effect to any such qualification therein), and (ii) with respect to representations and warranties that do not contain a qualification as to materiality, true and correct in all material respects, in each case as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be (i) with respect to representations and warranties that contain a qualification as to materiality, true and correct in all respects (after giving effect to any such qualification therein), and (ii) with respect to representations and warranties that do not contain a qualification as to materiality, true and correct in all material respects, in each case on and as of such earlier date, except that for purposes of this clause (a), the representations and warranties contained in Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement;
(b)the Borrower has the requisite corporate or other organizational power and authority to execute, deliver and perform this Amendment;
(c)neither the execution and delivery by the Borrower of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions thereof will (i) violate, in any material respect, any law, rule, regulation, order, writ, judgment, injunction, decree or arbitral award binding on the Borrower, (ii) violate the Borrower’s Organization Documents, (iii) violate the provisions of any material indenture, instrument or
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agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder;
(d)this Amendment, the Credit Agreement as amended hereby and each other Loan Document to which the Borrower is a party constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally) and is in full force and effect; and
(e)as of the date hereof, no Default or Event of Default has occurred and is continuing.
Section 5.    Conditions to Effectiveness. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions:

(a)The Administrative Agent shall have received executed counterparts of this Amendment, from each of the Borrower and the Required Lenders;
(b)The Administrative Agent shall have received a certificate of the Secretary, Assistant Secretary or other appropriate officer of the Borrower (i) either attaching a copy of the certificate of incorporation (or comparable constitutive document) of the Borrower, together with all amendments thereto, or certifying that there has been no change to such certificate (or comparable constitutive document) since last delivered to the Administrative Agent, (ii) either attaching a certified copy of its by-laws (or any comparable constitutive laws, rules or regulations) or certifying that there has been no change to such by-laws (or comparable constitutive laws, rules or regulations) since last delivered to the Administrative Agent, (iii) attaching a certified copy of resolutions of the finance committee of the board of directors of the Borrower authorizing the execution of this Amendment and (iv) attaching a certificate of good standing of the Borrower, certified by the appropriate governmental officer of the jurisdiction of organization of the Borrower;
(c)The Administrative Agent shall have received a fully executed copy of the Third Amendment to the 2024 Revolving Credit Agreement, which shall be in full force and effect; and
(d)The Administrative Agent shall have received the payment of all fees and expenses required to be paid to Lenders and the Administrative Agent in connection with this Amendment (including, without limitation, fees, charges and disbursements of counsel to the Administrative Agent).
    Section 6.    Miscellaneous Provisions.

(a)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)    This Amendment shall constitute a Loan Document under the Credit Agreement and all obligations included in this Amendment (including, without limitation, all obligations for the payment of fees and expenses and other amounts) shall constitute Obligations under the Credit Agreement.
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(c)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(d)    In the manner provided, and subject to the limitations, in Section 10.04 of the Credit Agreement, the Borrower hereby agrees to pay to all reasonable out of pocket fees and expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment (whether or not the transactions contemplated hereby are consummated).

(e)    This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns in accordance with the terms of the Credit Agreement.

(f)    This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or agreements which may have existed with respect thereto. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or any Lender under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. To the extent there is any inconsistency between the terms and provisions of any Loan Document and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall govern.

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    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

THE TJX COMPANIES, INC., AS
BORROWER

By: /s/ Erica M. Farrell
Name: Erica Farrell
Title: Senior Vice President, Finance; Treasurer

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

By: Joyce P. Dorsett
Name: Joyce P. Dorsett
Title: Senior Vice President
U.S. BANK NATIONAL ASSOCIATION, AS
A LENDER

By: Joyce P. Dorsett
Name: Joyce P. Dorsett
Title: Senior Vice President

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

HSBC BANK USA, N.A., AS A LENDER

By: /s/ Ashley K Brenner
Name: /s/ Ashley K Brenner
Title: Director

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., AS A LENDER

By: /s/ Heather Hoopingarner
Name: /s/ Heather Hoopingarner
Title: Vice President

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

BANK OF AMERICA, N.A., AS A LENDER

By: /s/ Alexandra Korchmar
Name: Alexandra Korchmar
Title: Associate

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, AS A LENDER

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director
By: /s/ Annie Chung
Name: Annie Chung
Title: Director

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

WELLS FARGO BANK, N.A., AS A LENDER

By: /s/ Carl Hinrichs
Name: Carl Hinrichs
Title: Director

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

THE BANK OF NEW YORK MELLON, AS A LENDER

By: /s/ Rachael Dolinish
Name: Rachael Dolinish
Title: Vice President

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

THE BANK OF NOVA SCOTIA, AS A LENDER

By: /s/ Catherine B. Jones
Name: Catherine B. Jones
Title: Managing Director

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, AS A LENDER

By: /s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Sr. Vice President

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

NATIONAL WESTINSTER BANKS PLC, AS A LENDER

/s/ J. Eady
By: National Westminster Bank plc
Name: Jonathan Eady
Title: Director

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

TD BANK, N.A., AS A LENDER

By: /s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

TRUIST BANK, AS A LENDER

By: /s/ Steve Curran
Name: Steve Curran
Title: Director

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

BARCLAYS BANK PLC, AS A LENDER

By: /s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

CITIZENS BANK, N.A., AS A LENDER

By: /s/ Stephen Andersen
Name: Stephen Andersen
Title: Assistant Vice President

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

COMMERZBANK AG, NEW YORK BRANCH, AS A LENDER

By: /s/ Pedro Bell
Name: Pedro Bell
Title: Managing Director
By: /s/ R. Sullivan
Name: Robert Sullivan
Title: Vice President

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

FIFTH THIRD BANK, NA, AS A LENDER

By: /s/ Todd S. Robinson
Name: Todd S. Robinson
Title: VP

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, AS A LENDER

By: /s/ Eileen P. Murphy
Name: Eileen P. Murphy
Title: Vice President

[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]

SANTANDER BANK, N.A., AS A LENDER

By: /s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director
By: /s/ Carolina Gutierrez
Name: Carolina Gutierrez
Title: Vice President
[Signature Page to Third Amendment to 2022 Revolving Credit Agreement]